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                                                                   EXHIBIT 10.21

                              CAMBREX CORPORATION

                          REVISED SCHEDULE OF PARTIES

                                                                DATE OF
         NAME                           TITLE                  AGREEMENT
----------------------    ---------------------------------    ---------
James A. Mack             President and Chief                   02/01/90
                          Executive Officer
Peter Tracey              Executive Vice President              11/05/90
                          and Chief Financial Officer
Albert L. Eilender        Executive Vice President              02/15/89
Burton M. Rein            Senior Vice President                 05/31/91
Steven M. Klosk           Vice President of Administration      10/21/92
Peter E. Thauer           Vice President, General               08/28/89
                          Counsel and Secretary
Salvatore J. Guccione     Vice President of                     12/14/95
                          Corporate Development